UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-02064
                                  ----------------------------------------------


                          PAX WORLD BALANCED FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


    222 State Street, Portsmouth, NH                       03801-3853
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip code)


                           Pax World Management Corp.
                   222 State Street, Portsmouth, NH 03803-3853
                   Attn.: Laurence A. Shadek, Thomas W. Grant
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 800-767-1729
                                                    ----------------------------

Date of fiscal year end:   12/31/02
                         -------------------------------------------------------

Date of reporting period:  06/30/03
                         -------------------------------------------------------


         Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

         A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
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burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.





PAX WORLD

ETHICAL INVESTING



Semi-Annual Report



PAX World Balanced Fund

PAX World Growth Fund

PAX World High Yield



30 June 2003

Dear Pax World Shareholders,

      As the first half of 2003 drew to a close, we could breathe a collective sigh of relief. At the time of our last letter to you, the stock market was suffering through the most difficult market we can remember in our thirty year history and war was looming in Iraq. It was a long and difficult winter here in the Northeast, but our spirits have lifted with the price level of stocks recovering and the weather becoming warmer. Iraq is still problematic, but we hope for an improving situation over time and pray for the safe return of our service men and women.

      We are proud of the achievements of our portfolio managers, and of all our valued Pax World employees, throughout this difficult market. We are confident of their ability to stay on top of ever changing market conditions without losing sight of their long-term objectives.

      On another note, we recently met with our web site manager, Rob Kirsten, to discuss ways to expand and improve our online services. We are committed to providing our shareholders with the information that they want at their fingertips 24 hours a day through www.paxworld.com. Our thanks to Rob and his assistant, Joe Bialk, who have done a great job creating our web site. If you haven't visited our web site, we invite you to explore www.paxworld.com for fund performance updates as well as information concerning our shareholder activism.

       During the first half of the year we completed a marketing research project to learn more about our shareholders. Our researchers received warm responses from shareholders who were delighted to talk about Pax World. We thank those of you who participated in this important survey. One interesting finding (among many) was that our typical shareholder is invested for an average of seven years, which is more than twice the industry average of three years. We would like to extend a heartfelt thank you to our loyal shareholders. We appreciate, and do not take for granted, the trust you place in us.

      Lastly, we want to note one more time the passing of Jack Corbett, one of our founders. We had a moment of silence for Jack at the annual meeting in Portsmouth and Luther Tyson gave the audience some poignant remembrances. Jack was a visionary in the field of ethical investing and we will miss him.


Sincerely,

/s/ Laurence A. Shadek                    /s/ Thomas W. Grant

Laurence A. Shadek                        Thomas W. Grant
Chairman                                  President


July 22, 2003

Dear Pax World Shareholders,

     The 2003 proxy season was very active in terms of shareholder proposals. Investors filed more social, environmental, and corporate governance resolutions than ever before. In addition, many of those resolutions received record votes.

     For example, at Avon Products, Inc. (held by the Pax World Balanced Fund and Pax World Growth Fund), a shareholder resolution asking for annual election of all directors received 80.5% of the votes cast. That resolution was sponsored by our good friends at Walden Asset Management. Another resolution filed by the electrical workers union that asked for the expensing of stock options passed with 56% of the votes cast. Although shareholder resolutions are non-binding, they send a very strong message to management, and Avon's management replied that they would carefully consider the matters.

     We saw several shareholder resolutions asking for the separation of Chairman and CEO (Lowe's Companies, Inc. and General Motors Corp.). Since the Chairman is the lead shareholder representative, and the CEO is management's representative, conflicts of interest may arise when the same person holds both positions. Other resolutions dealt with stock options - either asking for them to be expensed, or to be linked to performance (Amazon.com, Inc.; AT&T Wireless Services, Inc.; and Nisource, Inc.). We vote in favor of these resolutions if we believe such resolutions are reasonable and will strengthen a company's long-term financial position. Our proxy guidelines are available on our web site at www.paxworld.com.

     Climate change was another subject that frequently showed up on proxy ballots. Pax World has been active on this issue, engaging in a year-long series of meetings that included investor groups, electric utility companies, and environmental groups. The result of these meetings was a white paper, which was presented before Congress in early June. The paper can be found on the Coalition for Environmentally Responsible Economies web site at www.ceres.org.

     Finally, in conjunction with other socially responsible investors (Calvert Group, As You Sow, and Green Century Fund), we are working with Dell Inc. to address the issue of electronic waste. I have written about this problem before, and am pleased to say that our discussions with Dell have been very productive and that Dell is aggressively working to find solutions. In recent weeks, Dell has terminated its contract with Unicor, an organization that uses prison labor to disassemble computers. In addition, Dell has announced several programs aimed at making it easier for consumers to recycle their old computers, REGARDLESS OF WHO

MANUFACTURED THEM. Look for additional information on this subject at www.dell.com and in future editions of our CONNECTION newsletter.


     Sincerely,


     /s/ Anita Green

     Anita Green
     Vice President - Social Research


July 22, 2003

                                                               Table of Contents



                                TABLE OF CONTENTS


Chairman and President's Letter................................................1
Social Research Vice President's Letter........................................2


PAX WORLD BALANCED FUND, INC.
     Portfolio Manager's Comments..............................................7
     Portfolio Highlights......................................................9
     Schedule of Investments..................................................16
     Statement of Assets and Liabilities......................................32
     Statement of Operations..................................................33
     Statement of Changes in Net Assets.......................................34
     Financial Highlights.....................................................36


PAX WORLD GROWTH FUND, INC.
     Portfolio Manager's Comments.............................................10
     Portfolio Highlights.....................................................12
     Schedule of Investments..................................................23
     Statement of Assets and Liabilities......................................32
     Statement of Operations..................................................33
     Statement of Changes in Net Assets.......................................34
     Financial Highlights.....................................................37


PAX  WORLD HIGH YIELD FUND, INC.
     Portfolio Manager's Comments.............................................13
     Portfolio Highlights.....................................................15
     Schedule of Investments..................................................25
     Statement of Assets and Liabilities......................................32
     Statement of Operations..................................................33
     Statement of Changes in Net Assets.......................................34
     Financial Highlights.....................................................38


Notes to Financial Statements.................................................39

                                                    Portfolio Manager's Comments
                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


                              CHRISTOPHER H. BROWN
                                PORTFOLIO MANAGER

Q. HOW DID THE PAX WORLD BALANCED FUND PERFORM DURING THE FIRST SIX MONTHS OF 2003?

A. Year to date as of June 30th, all three major stock market indices posted positive gains with the Dow Jones Industrial Average gaining 7.72%, the Standard & Poor's 500 Index adding 10.76% and the NASDAQ Composite climbing 21.51%.

     For the six months ended June 30, the Pax World Balanced Fund gained 6.96% while its benchmarks, the 60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index Blend and the Lipper Balanced Fund Index gained 8.67% and 8.87%, respectively, for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2003?

A. There were two major factors that influenced the Fund's performance for the first half of this year. The Fund's portfolio was negatively impacted by its "defensive" stock positions. Those positions, which helped the portfolio outperform in the past, did not keep pace with the large gains experienced by the major indices. One of our primary strategies during the first half of this year was to gradually reduce these positions and move into stocks that we would expect to outperform in a growing economic environment.

     On the positive side, the Fund's portfolio was helped by increasing our equity component and reducing our cash position. Since the beginning of this year, the Fund's portfolio had shifted from an allocation of 60.6% stocks, 26.5% bonds, and 12.9% cash to an allocation of 66.9% stocks, 27.8% bonds, and 5.3% cash. For the first half of this year, the Standard & Poor's 500 Index was up 10.76% whereas the Lehman Brothers Aggregate Bond index was up 3.92% for the same period.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2003?

A. During the first half of this year, we concentrated on moving out of "defensive" stocks and into companies that we believe would benefit more from an increase in economic activity. Stocks that we purchased included Applied Materials (AMAT) and Intersil Corporation (ISIL). AMAT and ISIL are both semiconductor related companies with AMAT specializing in semiconductor equipment and ISL producing semi-

                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


     conductor chips. We expect this industry to benefit from a pick-up in economic growth.

     Stocks that we sold during the period include Jones Apparel Group (JNY) and The Dayton Power and Light Company (DPL). We eliminated JNY due to a reduced earnings expectation and an on-going licensing dispute with Ralph Lauren. The reason for trimming DPL was related to our strategy of moving out of "defensive" positions and into more growth oriented stocks.

     As discussed previously, the Fund's current strategy is to focus on companies that we believe will benefit more from a growing economy. Hopefully, this strategy will begin to bear fruit in the second half of 2003.

                                                            Portfolio Highlights
                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


KEY STATISTICS

Year-to-Date Change in
     NAV (17.82 to $19.06)...........$1.24

Year-to-Date Change in Total
Net Assets ($1,033 to $1,107
million).......................$74 million

Year-to-Date Total Return*...........6.96%

1 Year Total Return*.................3.07%

3 Year Avg. Total Return*...........-2.66%

5 Year Avg. Total Return*............4.18%

10 Year Avg.  Total Return*..........9.59%


TEN LARGEST HOLDINGS**

                                PERCENT OF
COMPANY                         NET ASSETS

Amgen, Inc............................3.00
Peoples Energy Corp...................2.32
Tribune Co. ..........................1.74
KeySpan Corp..........................1.60
Vodafone PLC ADR......................1.60
Dell Inc. ............................1.59
Johnson & Johnson ....................1.52
Dean Foods Co. .......................1.49
Intuit Inc............................1.41
Caremark Rx, Inc......................1.28
                                      ----

Total                                17.55
                                     -----


*THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

** TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.


ASSET ALLOCATION

          [Table below represents a pie chart in the original report.]

                    US Stocks                         60%
                    Foreign Stocks & Bonds             8%
                    US Bonds                          27%
                    Cash & Equivalents                 5%


SECTOR DIVERSIFICATION

          [Table below represents a pie chart in the original report.]

                    Cash & Equivalents                 5%
                    Consumer Discretionary            11%
                    Utilities                          6%
                    Government Agency Bonds           18%
                    Consumer Staples                   7%
                    Corporate Bonds                    9%
                    Health Care                       13%
                    Energy                             5%
                    Mortgage-Backed Bonds              1%
                    Telecommunication Services         5%
                    Financials                         4%
                    Information Technology            10%
                    Industrials                        6%
                    Materials                          0%

                                                    Portfolio Manager's Comments
                                                                   June 30, 2003


PAX WORLD GROWTH FUND, INC.


                               PAUL I. GULDEN, JR.
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF
     2003?

A. The Fund had a very good six months appreciating 18.73% as of June 30, 2003. This return compares quite favorably with the S&P 500 gain of 10.76% and the Lipper Multi-Cap Growth Fund Index gain of 15.63% for the six months ended June 30, 2003.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2003?

A. First and foremost was our belief that we were, and still are, in the beginning of a bull market and adjusting our asset allocation accordingly. We have long held the view that the 2000-2002 bear market bottomed in October 2002 and that the lows of July and October 2002 and March 2003 were all part of a protracted bottoming process, ending the worst bear market since 1929-1932. Importantly, we believe that the current advance is not the beginning of a new secular bull market but rather a cyclical upturn that should last well into next year.

     Equally as important as recognizing the direction of the trend was where we invested. We noticed visible growth during the first six months of 2003 in health care and certain parts of the technology sector, which were our two largest sector holdings during that period.

     We also continued our policy of quickly eliminating companies that were not meeting performance expectations. That elimination, combined with a fairly fully invested position in companies that were going in the right direction, led to our favorable performance.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2003?

A. Two important new areas for the Fund were generic drugs and professional schools. Eon Labs develops, licenses, manufactures, and markets generic pharmaceutical products. This company is typical of the growing generic drug companies that are helping to hold down the cost of healthcare. Eon recently reported a 90% increase in June profits.

     The Fund's portfolio now includes two companies in the for-profit postsecondary education market. Career Education has about 60,000 enrolled students through 51 campuses and Corinthian

                                                                   June 30, 2003


PAX WORLD GROWTH FUND, INC.


     Colleges serves 35,000 students through 61 colleges in 20 states. Both companies partner with large corporations striving to provide cost effective education.

     Eliminated from the portfolio were positions in Intuit and Checkfree. We also were forced to reduce our position in eBay from approximately 7% to 4.8% of the Fund's portfolio.

                                                            Portfolio Highlights
                                                                   June 30, 2003


PAX WORLD GROWTH FUND, INC.


KEY STATISTICS

Year-to-Date Change in
    NAV ($7.26 to $8.62).............$1.36

Year-to-Date Change in Total
    Net Assets ($22.06 to
    $32.32 million).........$10.26 million

Year-to-Date Total Return*..........18.73%

1 Year Total Return*.................5.38%

3 Year Avg. Total Return*..........-15.17%

5 Year Avg. Total Return*...........-3.67%

6-11-97 to 6-30-03 Avg.
    Total Return*...................-2.42%


TEN LARGEST HOLDINGS**

                                PERCENT OF
COMPANY                         NET ASSETS

Express Scripts, Inc. Class A.........5.07
eBay, Inc.............................4.84
Caremark Rx, Inc......................4.77
Amazon.com, Inc.......................3.95
Anthem, Inc...........................3.58
Alcon, Inc............................3.54
RenaissanceRe Holdings Ltd............3.52
eResearchTechnology...................3.43
Appelbee's Int'l., Inc................3.40
Eon Labs, Inc.........................3.26
                                      ----

Total................................39.36
                                     -----


*RATE OF RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL NOVEMBER 1, 1999. THE 5 YEAR AVERAGE TOTAL RETURN WITH THE INITIAL SALES CHARGE DEDUCTED IS -4.16%. THE AVERAGE TOTAL RETURN FOR THE PERIOD JUNE 11, 1997 TO JUNE 30, 2003 WITH THE INITIAL SALES CHARGE DEDUCTED IS -2.84%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE SIX- MONTH, ONE-YEAR, AND THREE-YEAR PERIODS ENDED JUNE 30, 2003. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

**TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

ASSET ALLOCATION

          [Table below represents a pie chart in the original report.]

                    U.S. Common Stocks           89%
                    Foreign Common Stocks         4%
                    Cash & Equivalents            7%


SECTOR DIVERSIFICATION

          [Table below represents a pie chart in the original report.]

                    Consumer Discretionary        8%
                    Health Care                  28%
                    Cash & Equivalents            7%
                    Industrials                  11%
                    Financials                    7%
                    Consumer Staples              3%
                    Information Technology       26%
                    Energy                        5%
                    Telecommunication Services    5%

                                                    Portfolio Manager's Comments
                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q. HOW DID THE PAX WORLD HIGH YIELD FUND PERFORM DURING THE FIRST SIX MONTHS OF 2003?

A. We are pleased with the Fund's performance during the first half of 2003 that resulted in a six-month total return for the Fund of 10.73% as of June 30th. This compares with six month total returns of 17.24% and 15.74%, respectively, for the Merrill Lynch High Yield Master I Index and the Lipper High Yield Bond Fund Index for the same period. The Pax World High Yield Fund's 1-year total return as of June 30, 2003 was 15.44%. vs. 21.11% for the Merrill Lynch High Yield Master I Index and 19.16% for the Lipper High Yield Bond Fund Index for the same period. We believe that the Merrill Lynch High Yield Master I Index and the Lipper High Yield Bond Fund Index's outperformance of the Fund for that period was mostly due to the rally in the distressed debt market.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING THE FIRST SIX MONTHS OF 2003?

A. As stated above, the high yield market rallied broadly during the first six months of 2003. The lowest tier credit quality bonds generally rose the most in the rally. Due to our conservative strategy of investing in higher quality bonds, we deliberately do not participate in the distressed debt market and therefore were pleased to achieve double digit total return for the six-month period ended June 30th. Our performance was most affected by our high credit quality standards.

     We believe that the economy will be weak throughout 2003 and that the tax cuts will undermine the value of the dollar. Increased government debt may crowd out needed investment to maintain the competitiveness of the U.S. in the global economy. We continue to invest in companies we consider to be healthy and improving with respect to their business fundamentals. We are still over-weighted in health care companies and consumer staples. We have decreased the Fund's exposure to the homebuilding sector because we believe that the interest rate cycle is starting to turn upward thereby creating possible headwinds for that sector. We will continue to seek companies whose performance we feel is expected to improve more than enough to offset the pressures of the rising interest rates that we anticipate.

                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD HIGH YIELD FUND DURING THE FIRST SIX MONTHS OF 2003?

A. Recent additions to the Fund's portfolio include Safilo, a European eyeglass manufacturer; Hanger Orthopedic, a prosthetic maker that has recently developed a digital fitting device creating large productivity gains and improved patient care for its customers; and Jaffra Cosmetics, a direct retailer of skin care products offering women an attractive, flexible employment opportunity in Mexico.

     We are also pleased that we have met our goal of investing 1% of our assets under management in community development through investments in community development banks in North Carolina, New York, Illinois, Michigan, and Oregon. We look forward to increased dialogue with companies in the high yield market to help further the social responsibility of our holdings. High yield market institutional investor meetings, in which companies raise money, are having discussions about more environmental and social factors as a result of our presence in these meetings. We believe, therefore, that we are having an effect not just on our holdings, but on the entire high yield bond market through our presence at these meetings.

                                                            Portfolio Highlights
                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


KEY STATISTICS

Year-to-Date Change in
    NAV ($7.89 to $8.45).............$0.56

Year-to-Date Change in Total
    Net Assets ($31.22 to
    $54.22 million)............$23 million

Year-to-Date Distributions
    to Shareholders (per share)......$0.05

30 Day SEC Yield.....................6.28%

Year-to-Date Total Return*..........10.73%

1 Year Total Return*................15.44%

3 Year Avg. Total Return*............4.79%

10-8-99 to 6.30-03 Avg.
    Total Return*....................3.35%


TEN LARGEST HOLDINGS**

                                PERCENT OF
COMPANY                         NET ASSETS

St. John Knits Int'l., Inc. Sr. Sub.
    Note 12.500%, due 07-01-09........2.20
Amerigas Partners LP
    8.875%, due 05-20-11..............1.61
Alliance Atlantis Comm.
    Sr. Sub. Note, 13.000%,
    due 12-15-09......................1.58
Dade Behring, Inc.
    11.910%, due 10-03-10.............1.57
Stoneridge, Inc. 11.500%,
    due 05-01-12......................1.56
Elizabeth Arden, Inc.
     11.750%, due 02-01-11............1.55
Hanger Orthopedic Group
    Sr. Sub. Note 11.250%,
    due 06-15-09......................1.55
Stater Brothers Hldgs.
    10.750%, due 08-15-06.............1.51
Russell Corp. Sr. Note
    9.250%, due 05-01-10..............1.49
American Achievement Corp.
    Sr. Note Ser. B 11.625%,
    due 01-01-07......................1.49
                                      ----

Total................................16.11
                                     -----

*RATE OF RETURN FIGURES DO NOT INCLUDE THE 1% CONTINGENT DEFERRED SALES CHARGE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES HAD BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH HIS NO GUARANTEE OF FUTURE RESULTS.

**TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.


ASSET ALLOCATION

          [Table below represents a pie chart in the original report.]

                    Preferred Stocks              2%
                    US Bonds                     78%
                    Foreign Bonds                 8%
                    Cash & Equivalents           12%


SECTOR DIVERSIFICATION

          [Table below represents a pie chart in the original report.]

                    Information Technology        3%
                    Health Care                  14%
                    Financials                    4%
                    Consumer Discretionary       29%
                    Materials                     2%
                    Consumer Staples             14%
                    Cash & Equivalents           12%
                    Telecommunication Services    3%
                    Industrials                  13%
                    Energy                        6%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                    OF SHARES             VALUE

     STOCKS: 66.97%

     COMMON STOCKS: 66.49%

CONSUMER DISCRETIONARY: 10.89%
     Bed Bath & Beyond, Inc. (a)..................     150,000      $  5,821,500
     A H Belo Corp. (BLC) Series A................     331,000         7,401,160
     Best Buy Co., Inc. (a).......................     185,000         8,125,200
     Comcast Corp. Class A (a)....................      60,326         1,820,639
     Comcast Corp. Class A Special (a)............     200,000         5,766,000
     Cox Communications, Inc. Class A (a).........     300,000         9,570,000
     Fuji Photo Film Co. Ltd. ADR.................     250,000         7,202,500
     General Motors Corp. Class H (a) ............     250,000         3,202,500
     Koninklijke Philips Electronics NV ADR.......     450,000         8,599,500
     Lowe's Cos., Inc.............................     175,000         7,516,250
     E W Scripps Co. Class A......................     100,000         8,872,000
     Sony Corp. ADR...............................     100,000         2,800,000
     Staples, Inc. (a)............................     600,000        11,010,000
     Starbucks Corp. (a)..........................     550,000        13,486,000
     Tribune Co...................................     400,000        19,320,000
                                                                    ------------
                                                                     120,513,249
                                                                    ------------
CONSUMER STAPLES: 6.67%
     Avon Products, Inc...........................     200,000        12,440,000
     Corn Products International, Inc.............     354,800        10,654,644
     CVS Corp.....................................     275,000         7,708,250
     Dean Foods Co. (a)...........................     525,000        16,537,500
     Gillette Co. ................................     350,000        11,151,000
     Pepsi Bottling Group, Inc....................     450,000         9,009,000
     Supervalu, Inc...............................     300,000         6,396,000
                                                                    ------------
                                                                      73,896,394
                                                                    ------------

ENERGY: 4.65%
     Apache Corp..................................     200,000        13,012,000
     Baker Hughes, Inc............................     300,000        10,071,000
     Chesapeake Energy Corp.......................     250,000         2,525,000
     Equitable Resources, Inc.....................     250,000        10,185,000
     Questar Corp.................................     206,200         6,901,514
     Tidewater, Inc...............................     300,000         8,811,000
                                                                    ------------
                                                                      51,505,514
                                                                    ------------

                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                    OF SHARES             VALUE

     COMMON STOCKS, continued

FINANCIALS: 3.67%
     American International Group, Inc.                250,000      $ 13,795,000
     Fannie Mae...................................     150,000        10,116,000
     Jefferson Pilot Corp. .......................     250,000        10,365,000
     Washington Federal, Inc......................     275,000         6,360,750
                                                                    ------------
                                                                      40,636,750
                                                                    ------------

HEALTH CARE: 12.84%
     Abbott Laboratories, Inc.....................     200,000         8,752,000
     Amgen, Inc. (a)..............................     500,000        33,220,000
     Apogent Technologies, Inc. (a)...............     600,000        12,000,000
     Baxter International, Inc....................     400,000        10,400,000
     Becton Dickinson & Co........................     127,100         4,937,835
     Biovail Corp. (a)............................     101,000         4,753,060
     Caremark Rx, Inc. (a)........................     550,000        14,124,000
     Edwards Lifesciences Corp. (a)...............     100,000         3,214,000
     Johnson & Johnson............................     325,000        16,802,500
     Medtronic, Inc...............................     250,000        11,992,500
     Stryker Corp. ...............................     200,000        13,874,000
     Sybron Dental Specialties, Inc...............     250,000         5,900,000
     Zimmer Holdings, Inc. (a)....................      50,000         2,252,500
                                                                    ------------
                                                                     142,222,395
                                                                    ------------

INDUSTRIALS: 6.64%
     CNF, Inc.....................................     296,500         7,525,170
     Fedex Corp...................................     200,000        12,406,000
     Fiserv, Inc. (a).............................     350,000        12,463,500
     Fluor Corp...................................     350,000        11,774,000
     Masco Corp. .................................     350,000         8,347,500
     Ryder Systems, Inc. .........................     325,000         8,326,500
     United Parcel Service, Inc. Class B..........     200,000        12,740,000
                                                                    ------------
                                                                      73,582,670
                                                                    ------------

INFORMATION TECHNOLOGY: 10.07%
     Applied Materials, Inc. (a)..................     650,000        10,309,000
     Dell Inc. (a)................................     550,000        17,578,000
     eBay, Inc. (a)...............................     125,000        13,022,500
     EMC Corp. (a)................................     350,000         3,664,500
     InterActive Corp. (a)........................     250,000         9,892,500
     Intersil Corp. (a)...........................     300,000         7,983,000

                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                    OF SHARES             VALUE

     COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
     Intuit, Inc. (a).............................     350,000      $ 15,585,500
     Microsoft Corp...............................     500,000        12,805,000
     Nokia Corp. ADR..............................     500,000         8,215,000
     SAP Aktiengesellschaft ADR...................     425,000        12,418,500
                                                                    ------------
                                                                     111,473,500
                                                                    ------------

MATERIALS: 0.45%
     Mykrolis Corp. (a)...........................     489,500         4,968,425
                                                                    ------------

TELECOMMUNICATION SERVICES: 4.85%
     America Movil SA ADR.........................     450,000         8,437,500
     AT&T Wireless Services, Inc. (a).............     500,000         4,105,000
     BellSouth Corp. .............................     300,000         7,989,000
     SBC Communications, Inc. ....................     300,000         7,665,000
     Telefonos de Mexico, SA ADR
      (representing ordinary shares L)............     250,000         7,855,000
     Vodafone Group PLC ADR.......................     900,000        17,685,000
                                                                    ------------
                                                                      53,736,500
                                                                    ------------

UTILITIES: 5.76%
     DPL, Inc.....................................     200,000         3,188,000
     KeySpan Corp.................................     500,000        17,725,000
     NiSource, Inc................................     249,000         4,731,000
     Peoples Energy Corp..........................     600,000        25,734,000
     Philadelphia Suburban Corp...................     266,300         6,492,394
     UGI Corp. ...................................     187,500         5,943,750
                                                                    ------------
                                                                      63,814,144
                                                                    ------------


TOTAL COMMON STOCKS
     (Cost $619,133,423) .........................                   736,349,541
                                                                    ------------

     CONVERTIBLE PREFERRED STOCKS: 0.48%

FINANCIALS: 0.48%
     Equity Residential Properties Trust
        7.25% Convertible Preferred Series G
     (Cost $4,885,207)............................     208,200         5,307,018
                                                                    ------------

TOTAL STOCKS
     (Cost $624,018,630)..........................                   741,656,559
                                                                    ------------

                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

     BONDS: 27.85%

     US GOVERNMENT BONDS: 18.96%

     MORTGAGE-BACKED SECURITIES: 0.81%

FEDERAL HOME LOAN MORTGAGE CORP.: 0.59%
     6.500%, due May 1, 2029...................... $ 1,102,685      $  1,148,651
     6.500%, due December 1, 2029.................   2,572,407         2,679,639
     6.500%, due June 1, 2032.....................   2,550,710         2,654,392
                                                                    ------------
                                                                       6,482,682
                                                                    ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 0.22%
     8.000%, due May 1, 2030......................     505,969           545,613
     6.500%, due June 1, 2032.....................   1,860,010         1,939,678
                                                                    ------------
                                                                       2,485,291
                                                                    ------------

     U.S. GOVERNMENT AGENCY BONDS: 18.15%

FEDERAL HOME LOAN BANK SYSTEM: 10.53%
     2.250%, due May 25, 2005...................     5,000,000         5,008,810
     2.110%, due June 17, 2005..................     5,000,000         5,010,935
     7.025%, due September 19, 2005.............    10,000,000        10,137,440
     2.800%, due January 30, 2006...............    10,000,000        10,101,740
     2.700%, due February 27, 2006..............     8,500,000         8,591,460
     5.700%, due July 25, 2006..................    10,000,000        10,029,830
     5.625%, due July 26, 2006..................     7,000,000         7,325,528
     2.500%, due August 28, 2006................     5,000,000         5,009,875
     3.610%, due September 25, 2006.............     5,000,000         5,026,520
     3.500%, due October 10, 2006...............     5,000,000         5,029,295
     5.715%, due January 11, 2007...............     5,000,000         5,005,795
     2.250%, due April 2, 2007..................     5,000,000         5,021,370
     3.100%, due May 21, 2007...................     5,000,000         5,061,585
     4.875%, due July 9, 2007...................     5,000,000         5,003,560
     4.050%, due November 13, 2007..............    10,000,000        10,092,560
     3.875%, due January 14, 2008...............     5,000,000         5,065,820
     3.700%, due April 2, 2008..................     5,000,000         5,089,455
     2.500%, due April 30, 2008.................     5,000,000         5,020,340
                                                                    ------------
                                                                     116,631,918
                                                                    ------------

                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

     BONDS, continued

     U.S. GOVERNMENT AGENCY BONDS, continued

FEDERAL HOME LOAN MORTGAGE CORP.: 4.61%
     3.000%, due December 2, 2005................. $ 5,000,000      $  5,040,870
     4.125%, due January 17, 2006.................   5,000,000         5,082,660
     2.750%, due January 23, 2006.................  10,000,000        10,095,600
     3.220%, due April 10, 2006...................   5,000,000         5,029,300
     4.125%, due August 28, 2007..................   5,000,000         5,019,275
     4.000%, due September 13, 2007...............   5,000,000         5,139,715
     3.500%, due April 15, 2008...................   5,305,000         5,460,007
     4.000%, due October 8, 2008..................   5,000,000         5,037,285
     5.000%, due July 30, 2009....................   5,000,000         5,182,795
                                                                    ------------
                                                                      51,087,507
                                                                    ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 3.01%
     5.375%, due November 17, 2003................   8,000,000         8,132,144
     4.375%, due July 3, 2006.....................   5,000,000         5,000,935
     2.750%, due October 3, 2006..................   5,000,000         5,018,335
     3.340%, due February 6, 2007.................   5,000,000         5,054,860
     4.000%, due November 14, 2007................   5,000,000         5,047,280
     3.500%, due April 7, 2008....................   5,000,000         5,085,030
                                                                    ------------
                                                                      33,338,584
                                                                    ------------

TOTAL U.S. GOVERNMENT BONDS
     (Cost $208,009,241)                                             210,025,982
                                                                    ------------
     CORPORATE BONDS: 8.89%

CONSUMER DISCRETIONARY: 1.38%
     Cox Communications, Inc.
       6.690%, due September 20, 2004.............   5,130,000         5,426,380
     Lowes Cos., Inc.
       7.500%, due December 15, 2005..............   3,200,000         3,638,237
     Tandy Corp.
       6.950%, due September 1, 2007..............     994,000         1,148,359
     Target Corp.
       3.375%, due March 1, 2008..................   5,000,000         5,125,615
                                                                    ------------
                                                                      15,338,591
                                                                    ------------

                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

     BONDS, continued

     CORPORATE BONDS,  continued

CONSUMER STAPLES: 2.69%
     Gillette Co., 144A (b)
       3.750%, due December 1, 2004............... $ 5,000,000      $  5,168,955
     Kellogg Co.
       4.872%, due October 15, 2005...............   8,505,000         9,053,105
     CVS Corp.
        3.875%, due November 1, 2007..............   5,000,000         5,187,495
     General Mills, Inc.
       3.875%, due November 30, 2007..............   5,000,000         5,243,595
     Newell Rubbermaid, Inc.
       4.000%, due May 1, 2010....................   5,000,000         5,102,400
                                                                    ------------
                                                                      29,755,550
                                                                    ------------

FINANCIALS: 2.43%
     American General Financial Corp.
       5.750%, due November 1, 2003...............   5,000,000         5,075,675
     Citi Group, Inc.
       5.500%, due November 30, 2007..............  10,000,000        10,829,130
     Chubb Corp.
       3.950%, due April 1, 2008..................   5,000,000         5,184,065
     Aflac, Inc.
       6.500%, due April 15, 2009.................   5,000,000         5,802,285
                                                                    ------------
                                                                      26,891,155
                                                                    ------------

HEALTH CARE: 0.68%
     Unitedhealth Group, Inc.
       5.200%, due January 17, 2007...............   1,880,000         2,049,157
     Baxter International, Inc.
       5.250%, due May 1, 2007....................   5,000,000         5,446,535
                                                                    ------------
                                                                       7,495,692
                                                                    ------------
INDUSTRIALS: 0.54%
     Pentair, Inc.
        7.850%, due October 15, 2009..............   5,000,000         6,032,410
                                                                    ------------

TELECOMMUNICATION SERVICES: 1.17%
     Vodafone Airtouch PLC
       7.750%, due August 15, 2003................   5,000,000         6,162,040
     AT&T Wireless Services, Inc.
       7.350%, due March 1, 2006..................   3,000,000         3,368,895

                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT            VALUE

     BONDS, continued

     CORPORATE BONDS, continued

TELECOMMUNICATION SERVICES, continued
     AT&T Wireless Services, Inc.
       7.500%, due May 1, 2007....................  $3,000,000   $    3,461,664
                                                                 --------------
                                                                     12,992,599
                                                                 --------------
TOTAL CORPORATE BONDS

     (Cost $95,265,589)...........................                   98,505,997
                                                                 --------------

TOTAL BONDS
     (Cost $303,274,830)..........................                  308,531,979
                                                                 --------------

     CERTIFICATES OF DEPOSIT: 0.07%...............

     South Shore Bank
        1.100%, due October 9, 2003...............     500,000          500,000
     Self Help Credit Union
        1.120%, due November 26, 2003.............     250,000          250,000
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT ....................                      750,000
                                                                 --------------

                                                        NUMBER
                                                     OF SHARES
     MONEY MARKET SHARES: 6.31%

     Pax World Money Market Fund -
      note B (c)(d) (Cost   $69,839,474)..........  69,839,474       69,839,474
                                                                 --------------

TOTAL INVESTMENTS: 101.20%
     (Cost  $997,882,934).........................                1,120,778,012
     Other assets and liabilities (Net): (1.20%)..                  (13,312,784)
                                                                 --------------

     Net assets: 100%.............................               $1,107,465,228
                                                                 --------------

(a)  Non-income producing security

(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers

(c)  Security is a controlled affiliate

(d)  Security is managed by Pax World Management Corp., the Fund's Adviser

ADR  American Depository Receipt


SEE NOTES TO FINANCIAL STATEMENTS

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2003


PAX WORLD GROWTH FUND, INC.


PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES             VALUE

      COMMON STOCKS: 92.79%

CONSUMER DISCRETIONARY: 8.55%
      Applebee's International, Inc..............      35,000       $ 1,100,050
      Coach, Inc. (a)............................      15,000           746,100
      Dick's Sporting Goods, Inc. (a)............      25,000           917,000
                                                                    -----------
                                                                      2,763,150
                                                                    -----------
CONSUMER STAPLES: 2.89%
      Avon Products, Inc.........................      15,000           933,000
                                                                    -----------

ENERGY: 4.64%
      Apache Corp................................      10,500           683,130
      Equitable Resources, Inc...................      20,000           814,800
                                                                    -----------
                                                                      1,497,930
                                                                    -----------
FINANCIALS: 6.75%
      MBNA Corp..................................      50,000         1,042,000
      RenaissanceRe Holdings Ltd.................      25,000         1,138,000
                                                                    -----------
                                                                      2,180,000
                                                                    -----------
HEALTH CARE: 28.43%
      Alcon, Inc.................................      25,000         1,142,500
      Amgen, Inc. (a)............................      15,000           996,600
      Anthem, Inc. (a)...........................      15,000         1,157,250
      Boston Scientific Corp. (a)................      10,000           611,000
      Caremark Rx, Inc. (a)......................      60,000         1,540,800
      Eon Labs, Inc. (a).........................      30,000         1,054,500
      Express Scripts, Inc., Class A (a).........      24,000         1,639,680
      Mid Atlantic Medical Services, Inc. (a)....      20,000         1,046,000
                                                                    -----------
                                                                      9,188,330
                                                                    -----------
INDUSTRIALS: 10.80%
      Career Education Corp. (a).................      10,000           684,200
      Corinthian Colleges, Inc. (a)..............      20,000           971,400
      Fluor Corp.................................      25,000           841,000
      Standard-Pacific Corp......................      30,000           994,800
                                                                    -----------
                                                                      3,491,400
                                                                    -----------
INFORMATION TECHNOLOGY: 26.05%
      Amazon.com, Inc. (a).......................      35,000         1,277,150
      Analog Devices, Inc. (a)...................      10,000           348,200

                                                                   June 30, 2003


PAX WORLD GROWTH FUND, INC.


PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES             VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
      eBay, Inc. (a).............................      15,000       $ 1,562,700
      eResearchTechnology, Inc. (a)..............      50,000         1,108,000
      Garmin Ltd. (a)............................      25,000           996,750
      InterActive Corp. (a)......................      25,000           989,250
      Symbol Technologies, Inc...................      50,000           650,500
      UTStarcom, Inc. (a)........................      25,700           914,149
      Veritas Software Corp. (a) ................      20,000           573,400
                                                                    -----------
                                                                      8,420,099
                                                                    -----------
TELECOMMUNICATION SERVICES: 4.68%
      America Movil SA ADR.......................      30,000           562,500
      Nextel Communications, Inc. (a)............      20,000           361,600
      Vodafone Group PLC ADR.....................      30,000           589,500
                                                                    -----------
                                                                      1,513,600
                                                                    -----------
TOTAL COMMON STOCKS
      (Cost $24,717,404).........................                    29,987,509
                                                                    -----------

      MONEY MARKET SHARES: 7.69%

      Pax World Money Market Fund -
      note B (b) (Cost $2,485,480)...............   2,485,480         2,485,480
                                                                    -----------

TOTAL INVESTMENTS: 100.48%
      (Cost $27,202,884).........................                    32,472,989
                                                                     ----------
      Other assets and liabilities (Net): (0.48%)                      (156,272)

Net assets: 100%.................................                   $32,316,717
                                                                    -----------

(a)  Non-income producing security

(b)  Security is managed by Pax World Management Corp., the Fund's Adviser

ADR  American Depository Receipt


SEE NOTES TO FINANCIAL STATEMENTS

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

      CORPORATE BONDS: 86.10%

CONSUMER DISCRETIONARY: 27.51%
      Bally Total Fitness Holding Corp.
          9.875%, due October 15, 2007...........   $  500,000       $   458,750
      Nebraska Book Co.
          8.750%, due February 15, 2008..........      500,000           503,750
      Barneys, Inc.
          9.000%, due April 1, 2008..............      500,000           453,125
      Finlay Fine Jewelry Corp.
          8.375%, due May 1, 2008................      500,000           520,000
      Applica, Inc.
          10.000%, due July 31, 2008.............      575,000           606,625
      Simmons Co.
        Senior Subordinated Note, Series B,
           10.250%, due March 15, 2009...........      315,000           338,625
      St. John Knits International, Inc.,
           Senior Subordinated Note, 12.500%,
           due July 1, 2009......................    1,090,000         1,193,550
      Alliance Atlantis Communications, Inc.
           13.000%, due December 15, 2009........      750,000           858,750
      Russell Corp.
           Senior Note, 9.250%, due May 1, 2010..      740,000           810,300
      Elizabeth Arden, Inc.
          11.750%, due February 1, 2011..........      750,000           840,000
      Hollywood Entertainment Corp.
          9.625%, due March 15, 2011.............      500,000           549,375
      Town Sports International, Inc.
          9.625%, due April 15, 2011.............      500,000           525,000
      Advanced Accessory Systems
          10.750%, due June 15, 2011.............      500,000           532,500
      Worldspan LP
          9.625%, due June 15, 2011..............      600,000           621,000
      Bally's Health & Tennis Corp., 144A
          10.500%, due July 15, 2011 (b).........      500,000           502,500
      Hovnanian K Enterprises, Inc.
          Senior Note, 8.000%, due April 1, 2012.      500,000           547,500
      Standard Pacific Corp.
          New Senior Subordinated Note,
          9.250%, due April 15, 2012.............      500,000           563,750

                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

      CORPORATE BONDS, continued

CONSUMER DISCRETIONARY, continued
      Asbury Automotive Group, Inc.
          Senior Subordinated Note, 9.000%,
          due June 15, 2012......................     $250,000       $   242,500
      Rexnord Corp.
          10.125%, due December 15, 2012.........      520,000           574,600
      Houghton Mifflin Co., 144A
          9.875%, due February 1, 2013 (b).......      500,000           545,000
      Safilo Capital International, Inc. 144A
          9.625%, due May 15, 2013 (b) (LU)......      500,000(e)        605,319
      R J Tower Corp.
          12.000%, due June 1, 2013..............      250,000           241,250
      United Components, Inc.
          9.375%, due June 15, 2013..............      500,000           521,250
      Warnaco, Inc.
          8.875%, due June 15, 2013..............      500,000           520,000
      Saks, Inc.
          7.375%, due February 15, 2019..........      750,000           716,250
      Woolworth Corp., 8.500%, due
          January 15, 2022.......................      500,000           523,125
                                                                     -----------
                                                                      14,914,394
                                                                     -----------

CONSUMER STAPLES: 14.41%
      Stater Brothers Holdings
          10.750%, due August 15, 2006...........      775,000           819,562
      NBTY, Inc.
          Senior Subordinated Note, Series B,
          8.625%, due September 15, 2007.........      677,000           700,695
      Chattem, Inc.
          8.875%, due April 1, 2008..............      750,000           778,125
      Chiquita Brands International, Inc.
          10.560%, due March 15, 2009............      500,000           545,000
      Premier International Foods PLC
          Senior Note, 12.000%,
          due September 1, 2009..................      700,000           787,500
      Barry Callebaut Services, Inc., 144A
          9.250%, due March 15, 2010 (b) (BE)....      500,000(e)        615,384
      Jafra Cosmetics International, Inc., 144A
          10.750%, due May 15, 2011 (b)..........      500,000           525,000

                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

      BONDS, continued

CONSUMER STAPLES, continued
      Dominos, Inc.
          8.250%, due July 1, 2011...............     $500,000        $  518,750
      Ingles Markets, Inc.
          Senior Subordinated Note, 8.875%,
          due December 1, 2011...................      500,000           505,625
      Ingles Markets, Inc.
          Senior Subordinated Note, 144A,
          8.875%, due December 1, 2011 (b).......      175,000           176,969
      Roundy's, Inc.
          8.875%, due June 15, 2012..............      500,000           525,000
      Del Monte Corp., 144A
          8.625%, due December 15, 2012 (b)......      750,000           798,750
      Le Natures, Inc.
          144A, 9.000%, due June 15, 2013 (b)....      500,000           517,500
                                                                      ----------
                                                                       7,813,860
                                                                      ----------
ENERGY: 6.40%
      Compagnie Generale De Geophysique,
          Senior Note, 10.625%, due
          November 15, 2007......................      500,000           515,000
      Grant Prideco, Inc.
          9.000%, due December 15, 2009..........      585,000           652,275
      Amerigas Partners LP
          8.875%, due May 20, 2011...............      800,000           876,000
      Chesapeake Energy Corp.
          8.500%, due March 15, 2012.............      500,000           531,250
      Star Gas Partners LP, 144A
          10.250%, due February 15, 2013 (b).....      500,000           522,500
      Semco Energy, Inc.
          7.750%, due May 15, 2013 ..............      350,000           374,500
                                                                      ----------
                                                                       3,471,525
                                                                      ----------
FINANCIALS: 4.26%
      E Trade Group, Inc.
          6.000%, due February 1, 2007...........      500,000           487,500
      Willis Corroon Corp.
          9.000%, due February 1, 2009...........      500,000           532,500
      Thornburg Mortgage, Inc., 144A
          8.000%, due May 15, 2013 (b)...........      500,000           512,500

                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

     CORPORATE BONDS, continued

FINANCIALS, continued
      Linear Property Corp., 144A
         7.625%, due July 15, 2013 (b).............   $250,000        $  253,138
      Forest City Enterprises, Inc.
         7.625%, due June 1, 2015..................    500,000           526,875
                                                                      ----------
                                                                       2,312,513
                                                                      ----------
HEALTH CARE: 12.53%
      Sola International, Inc.
         11.000%, due March 15, 2008...............    500,000           639,827
      Sola International, Inc.
         6.875%, due March 15, 2008................    500,000           477,500
      Hanger Orthopedic Group, Inc.
         11.250%, due June 15, 2009................    774,000           839,790
      Concentra Operating Corp.
         13.000%, due August 15, 2009..............    498,000           542,820
      Dade Behring, Inc.
         11.910%, due October 3, 2010..............    750,000           851,250
      Alpharma, Inc.
         144A, 8.625%, due May 1, 2011 (b).........    500,000           527,500
      US Oncology, Inc.
         Senior Subordinated Note, 9.625%,
         due February 1, 2012......................    250,000           268,750
      Fisher Scientific International, Inc.
         Senior Subordinated Note, 8.125%,
         due May 1, 2012...........................    250,000           268,750
      Health Care REIT, Inc.
         8.000%, due September 12, 2012............    250,000           269,368
      NDC Health Corp.
         Subordinated Note, 144A, 10.500%,
         due December 1, 2012 (b)..................    500,000           538,750
      Ameripath, Inc.
         144A, 10.500%, due April 1, 2003 (b)......    500,000           538,750
      Medex, Inc.
         144A, 8.875%, due May 15, 2013 (b)........    500,000           521,250
      Omnicare, Inc.
         6.125%, due June 1, 2013..................    500,000           512,500
                                                                      ----------
                                                                       6,796,805
                                                                      ----------

                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

     CORPORATE BONDS, continued

INDUSTRIALS: 13.34%
      Agco Corp.
          8.500%, due March 15, 2006.............     $650,000        $  651,625
      American Achievement Corp.
          Senior Note, Series B, 11.625%,
          due January 1, 2007....................      750,000           806,250
      Integrated Electrical Services, Inc.
          9.375%, due February 1, 2009...........      500,000           510,000
      Kindercare Learning Center, Inc.
          9.500%, due February 15, 2009..........      750,000           759,375
      Muzak Financial Corp. 144A
          10.000%, due February 15, 2009 (b).....      500,000           526,250
      Collins & Aikman Floorcovering, Inc.
          9.750%, due February 15, 2010..........      355,000           372,750
      Messer Griesheim Holding
          10.375%, due June 1, 2011 (DE).........      500,000(e)        651,559
      Stoneridge, Inc.
          11.500%, due May 1, 2012...............      750,000           843,750
      CMA CGM
          Senior Note 144A, 9.875%
          due May 15, 2013 (b) (FR)..............      500,000(e)        570,812
      Thomas & Betts Corp.
          7.250%, due June 1, 2013...............      500,000           502,500
      Mobile Mini, Inc.
          144A, 9.500%, due July 1, 2013 (b).....      500,000           520,000
      Legrand
          8.500%, due February 15, 2025..........      500,000           517,500
                                                                      ----------
                                                                       7,232,371
                                                                      ----------
INFORMATION TECHNOLOGY: 2.94%
      Avnet, Inc.
          9.750%, due February 15, 2008..........      500,000           565,641
      American Business Information
          9.500%, due June 15, 2008..............      250,000           255,000
      Cooperative Computing, Inc.
          144A, 10.500, due June 15, 2011 (b)....      750,000           772,500
                                                                      ----------
                                                                       1,593,141
                                                                      ----------

                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

     CORPORATE BONDS, continued

MATERIALS: 2.15%
      Russell Stanley Holdings, Inc.
         Senior Subordinated Note, 144A,
          9.000%, due November 30, 2008 (b)......     $ 30,578       $    15,289
      Crown Euro Holdings, Inc.
          10.250%, due March 1, 2011 (FR)........      500,000(e)        609,633
      Constar International, Inc.
          11.000%, due December 1, 2012..........      500,000           542,500
                                                                     -----------
                                                                       1,167,422
                                                                     -----------
TELECOMMUNICATION SERVICES: 2.56%
      Rogers Cantel, Inc.
          10.500%, due June 1, 2006 (CA).........      750,000(f)        593,306
      Nextel Communications, Inc.
          Senior Discount Note, 9.950%,
          due February 15, 2008..................      500,000           525,000
      Nextel Communications, Inc.
           12.000%, due November 1, 2008 ........      250,000           270,000
                                                                     -----------
                                                                       1,388,306
                                                                     -----------
TOTAL CORPORATE BONDS
(Cost $44,970,685)                                                    46,690,337
                                                                     -----------

      COMMON STOCKS: 0.00%                              NUMBER
                                                     OF SHARES
MATERIALS: 0.00%
      Russell Stanley Holdings, Inc.
          144A (a)(b)(c) (Cost $0)...............        4,000       $         0
                                                                     -----------

      PREFERRED STOCKS: 2.11%

CONSUMER DISCRETIONARY: 1.15%
      CSC Holdings, Inc.
          11.750% Preferred Series H.............        6,000           621,000
                                                                     -----------

HEALTH CARE: 0.96%
      Health Care Property Investors, Inc.
          8.700% Preferred Series B..............       20,600           521,592
                                                                     -----------

TOTAL PREFERRED STOCK
        (Cost $1,134,427)........................                      1,142,592
                                                                     -----------

                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT             VALUE

     CERTIFICATES OF DEPOSIT: 0.74%

     Shore Bank & Trust Co.
        4.100%, due November 6, 2003..............    $100,000       $   100,000
     Community Capital Bank
        1.570%, due December 7, 2003..............     100,000           100,000
     Shorebank Chicago
        1.050%, due December 27, 2003.............     100,000           100,000
     Shorebank Cleveland
        0.830%, due December 27, 2003.............     100,000           100,000
                                                                     -----------

TOTAL CERTIFICATES OF DEPOSIT
     (Cost $400,000)..............................                       400,000
                                                                     -----------

     MONEY MARKET SHARES: 1.05%                         NUMBER
                                                     OF SHARES

     Pax World Money Market Fund -
      note B (d) (Cost $571,308) .................     571,308           571,308
                                                                     -----------

TOTAL INVESTMENTS: 90.00%
     (Cost $47,076,420)...........................                    48,804,237
     Other assets and liabilities
      (Net): 10.00%...............................                     5,419,691
                                                                     -----------
Net assets: 100%..................................                   $54,223,928
                                                                     -----------

(a)  Non-income producing security
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(c) Security is being fair valued by a valuation committee under the direction of the Board of Directors
(d)  Security is managed by Pax World Management Corp., the Fund's Adviser
(e)  Principal amount is Euro currency; value is in U.S. dollars
(f)  Principal amount is in Canadian dollars; value is in U.S. dollars
ADR  American Depository Receipt
BE   Belgium (traded in Euro currency)
CA   Canada
DE   Germany (traded in Euro currency)
FR   France (traded in Euro currency)
LU   Luxembourg (traded in Euro currency)



SEE NOTES TO FINANCIAL STATEMENTS

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2003


PAX WORLD FUNDS, INC.

                                                          BALANCED            GROWTH          HIGH YIELD
                                                            FUND               FUND              FUND
ASSETS
     Investments, at value - note A
         (cost - $928,043,460;
         $27,202,884; and $47,076,420,
         respectively .............................   $ 1,050,938,538    $    32,472,989    $    48,804,237
     Investments, at value in controlled
         affiliates (cost - $69,839,474;
         $0; and $0, respectively) ................        69,839,474                 --                 --
                                                      ---------------    ---------------    ---------------
             Total investments ....................     1,120,778,012         32,472,989         48,804,237
     Cash .........................................           500,380            300,213          3,263,792
     Foreign currency, at value (cost -
         $0, $0, and $1,551,756, respectively) ....                --                 --          1,538,370
     Receivables:
         Capital stock sold .......................         2,249,668             19,254            755,821
         Dividends and interest - note A ..........         4,174,114             17,134            963,164
         Investment securities sold ...............         2,617,065                 --          2,765,808
         Due from Adviser - note B ................           129,828            102,992            124,104
                                                      ---------------    ---------------    ---------------
             Total Assets .........................     1,130,449,067         32,912,582         58,215,296
                                                      ---------------    ---------------    ---------------

LIABILITIES
     Payables:
         Capital stock reacquired .................        14,961,828            496,943            418,485
         Investment securities purchased ..........         6,730,227                 --          3,387,944
         Withheld foreign dividend tax liability ..            17,315                490                 --
         Dividend payable - note A ................                --                 --             78,281
     Accrued expenses:
         Investment advisory fee - note B .........           470,367             24,906             36,334
         Transfer agent fee .......................           266,365             24,239              6,038
     Distribution expense .........................           329,698             14,199             17,083

     Other accrued expenses .......................           208,039             35,088             47,203
                                                      ---------------    ---------------    ---------------

                Total Liabilities .................        22,983,839            595,865          3,991,368
                                                      ---------------    ---------------    ---------------

NET ASSETS ........................................   $ 1,107,465,228    $    32,316,717    $    54,223,928
                                                      ===============    ===============    ===============
NET ASSETS REPRESENTED BY:
     Paid in Capital ..............................   $ 1,027,839,295    $    40,114,039    $    54,181,584
     Undistributed net investment income
         (loss) ...................................         6,534,977           (572,238)                --
     Accumulated net realized gain (loss) .........       (49,804,122)       (12,495,189)        (1,678,770)
     Net unrealized appreciation (depreciation) of:
         Investments ..............................       122,895,078          5,270,105          1,727,817
         Foreign currency translations ............                --                 --             (6,703)
                                                      ---------------    ---------------    ---------------
NET ASSETS ........................................   $ 1,107,465,228    $    32,316,717    $    54,223,928
                                                      ===============    ===============    ===============

     Shares of capital stock outstanding
         (75,000,000; 25,000,000; and
         25,000,000 authorized shares,
         respectively, and $1 par value for
         all funds) ...............................        58,119,392          3,747,457          6,414,703

     Net asset value per share ....................            $19.06              $8.62              $8.45


SEE NOTES TO FINANCIAL STATEMENTS

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2003


PAX WORLD FUNDS, INC.

                                                         BALANCED         GROWTH       HIGH YIELD
                                                           FUND            FUND           FUND

Investment income
   Income - note A
       Dividends (net of withholding tax of
           $78,064; $1,791; and $0, respectively) .   $  5,097,145    $     69,081    $     78,872
       Dividends from controlled affiliates .......        549,993              --              --
       Interest ...................................      6,121,820              --       1,637,155
       Other income ...............................             79              --           1,878
                                                      ------------    ------------    ------------
           Total Income ...........................     11,769,037          69,081       1,717,905

   Expenses
        Investment advisory fee - note B ..........      2,665,923         143,678         211,955
        Distribution expenses - note B ............      1,433,050          37,495          71,442
        Transfer agent fee ........................        638,120          73,919          11,505
        Printing and other shareholder
            communication fees ....................        157,524          19,527          14,497
        Custodian fees - note D ...................        130,780          20,480          31,179
        Legal fees and related expenses ...........        197,607          34,500          42,666
        Directors' fees and expenses - note B .....         45,907          20,428          12,398
        Audit fees ................................         37,500          23,582          22,500
        Registration fees .........................         23,500          20,750          17,500
        State taxes ...............................         39,930             220           2,648
        Other expenses ............................         81,067          10,308          11,375
                                                      ------------    ------------    ------------
              Total Expenses ......................      5,450,908         404,887         449,665
                                                      ------------    ------------    ------------

       Less: Fees paid indirectly - note D ........         (2,463)           (907)           (790)
                Expenses assumed by
                Adviser - note B ..................       (179,030)       (216,131)       (149,326)
                                                      ------------    ------------    ------------
     Net expenses .................................      5,269,415         187,849         299,549
                                                      ------------    ------------    ------------

              Net investment income (loss) ........      6,499,622        (118,768)      1,418,356
                                                      ------------    ------------    ------------

Realized and unrealized gain (loss) - notes A and C
     Net realized gain (loss) on:
        Investments ...............................    (28,961,629)       (473,988)      1,050,042
        Foreign currency transactions .............             --              --          28,177
     Change in unrealized appreciation
        (depreciation) on:
        Investments ...............................     92,975,597       5,146,102       1,804,609
        Foreign currency translation ..............             --              --          (6,766)
                                                      ------------    ------------    ------------
            Net realized and unrealized gain
                on investments and foreign currency     64,013,968       4,672,114       2,876,062
                                                      ------------    ------------    ------------
            Net increase in net assets resulting
                from operations ...................   $ 70,513,590    $  4,553,346    $  4,294,418
                                                      ------------    ------------    ------------


SEE NOTES TO FINANCIAL STATEMENTS

PAX WORLD FUNDS, INC.

                                                              BALANCED FUND

                                                   Six Months Ended
                                                     June 30, 2003       Year Ended
                                                      (Unaudited)     December 31, 2002

Increase (decrease) in net assets
   Operations
       Investment income (loss), net ...........   $     6,499,622    $    18,770,256
       Net realized gain (loss) on investments
           and foreign currency transactions ...       (28,961,629)       (20,840,687)
     Change in unrealized appreciation
           (depreciation) on investments and
           foreign currency transactions .......        92,975,597        (99,998,591)
                                                   ---------------    ---------------
           Net increase (decrease) in net assets
               resulting from operations .......        70,513,590       (102,069,022)
  Distributions to shareholders from:
      Investment income ........................                --        (18,764,896)

   Capital share transactions
      Net proceeds from shares sold ............       496,853,771        651,265,006
      Net proceeds from distributions
          reinvested ...........................                --         17,531,495
      Cost of shares redeemed ..................      (492,569,151)      (676,700,453)
                                                   ---------------    ---------------
   Net increase in net assets from capital
      share transactions .......................         4,284,620         (7,903,952)
                                                   ---------------    ---------------
         Net increase in net assets ............        74,798,210       (128,737,870)

Net assets
   Beginning of year ...........................     1,032,667,018      1,161,404,888
                                                   ---------------    ---------------

   End of year (1) .............................   $ 1,107,465,228    $ 1,032,667,018
                                                   ===============    ===============

Shares of Beneficial Interest
Shares sold ....................................        27,367,545         35,109,651
Shares issued to shareholders from
       reinvestment of distributions ...........                --            971,902
Shares redeemed ................................       (27,195,528)       (36,480,224)
                                                   ---------------    ---------------

Net increase (decrease) ........................           172,017           (398,671)
                                                   ---------------    ---------------

(1) Includes undistributed net investment
     income (loss) .............................   $     6,534,977    $        35,355
                                                   ===============    ===============


SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                                   June 30, 2003


               GROWTH FUND                       HIGH YIELD FUND

  Six Months Ended                      Six Months Ended
   June 30, 2003         Year Ended       June 30, 2003        Year Ended
    (Unaudited)      December 31, 2002     (Unaudited)     December 31, 2002

   $    (118,768)     $    (183,839)     $   1,418,356      $   1,354,335

        (473,988)        (6,623,063)         1,078,219         (2,489,194)


       5,146,102          1,153,606          1,797,843          1,142,216
   -------------      -------------      -------------      -------------

       4,553,346         (5,653,296)         4,294,418              7,357

              --                 --         (1,418,356)        (1,354,335)


      26,603,780         19,305,346        129,726,801         43,457,757

              --                 --            995,733          1,068,028
     (20,895,461)       (16,417,025)      (110,593,751)       (28,218,733)
   -------------      -------------      -------------      -------------

       5,708,319          2,888,321         20,128,783         16,307,052
   -------------      -------------      -------------      -------------
      10,261,665         (2,764,975)        23,004,845         14,960,074


      22,055,052         24,820,027         31,219,083         16,259,009
   -------------      -------------      -------------      -------------

   $  32,316,717      $  22,055,052      $  54,223,928      $  31,219,083
   =============      =============      =============      =============


       3,359,515          2,225,836         15,807,691          5,469,989

              --                 --            121,113            132,502
      (2,650,160)        (1,877,173)       (13,469,384)        (3,559,018)
   -------------      -------------      -------------      -------------

         709,355            348,663          2,459,420          2,043,473
   -------------      -------------      -------------      -------------


   $    (572,238)     $    (453,470)     $          --      $          --
   =============      =============      =============      -------------

                                                            Financial Highlights
                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.


1. Selected Data for a share outstanding throughout each period

                                    Period
                                     Ended
                                   June 30,                   Year  Ended December 31
                                     2003
                                 (Unaudited)      2002       2001       2000      1999      1998
                                 -----------     ------     ------     ------    ------    ------
 Net Asset Value, beginning
     of period ..................   $17.82       $19.91     $22.41     $23.40    $21.64    $18.52
                                    ------       ------     ------     ------    ------    ------

 Income (loss) from investment
       operations
    Investment income, net ......     0.12         0.33       0.47       0.51      0.47      0.47
    Realized and unrealized gain
       (loss) on investments, net     1.12        (2.09)     (2.50)      0.78      3.17      4.01
                                    ------       ------     ------     ------    ------    ------
          Total from investment
             operations .........     1.24        (1.76)     (2.02)      1.29      3.64      4.48
                                    ------       ------     ------     ------    ------    ------

 Less Distributions
    Dividends from investment
       income, net ..............       --         0.33       0.47       0.53      0.46      0.47
    Distribution from realized
         gains ..................       --           --         --       1.75      1.41      0.88
    Tax return of capital .......       --           --       0.01       0.01      0.01      0.01
        Total distributions .....       --         0.33       0.48       2.28      1.88      1.36
                                    ------       ------     ------     ------    ------    ------

 Net asset value, end of period .   $19.06       $17.82     $19.91     $22.41    $23.40    $21.64
                                    ------       ------     ------     ------    ------    ------

2.  TOTAL RETURN (1) ............     6.96%       (8.86%)    (9.09%)     5.66%    17.23%    24.62%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s)   $1,107       $1,033     $1,161     $1,230    $1,065    $  838

Ratio to average net assets:

   Net expenses, excluding
       custody credits ..........     1.01%(2)      .95%       .94%       .96%      .89%      .95%

   Net investment income ........     1.24%(2)     1.74%      2.27%      2.14%     2.05%     2.33%

Portfolio turnover rate .........    22.65%       36.96%     37.50%     26.49%    21.09%    28.59%

Net expenses ....................     1.01%(2)      .95%       .94%       .96%      .89%      .95%

Net expenses, excluding
    custody credits and
    Expenses assumed by
    Adviser .....................     1.04%(2)      .97%       .94%       .96%      .89%      .95%

(1) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges

(2)  Annualized

                                                            Financial Highlights
                                                                   June 30, 2003


PAX WORLD GROWTH FUND, INC.


1. Selected Data for a share outstanding throughout each period

                                    Period
                                      Ended
                                    June 30,                      Year  Ended December 31
                                      2003
                                   (Unaudited)       2002        2001        2000       1999        1998
                                   -----------     -------     -------     -------     -------     -------
Net Asset Value, beginning
    of period ...................   $  7.26        $  9.23     $ 11.98     $ 14.28     $ 11.13     $  9.66
                                    -------        -------     -------     -------     -------     -------

  Income (loss) from investment
      operations
   Investment loss, net .........     (0.04)         (0.05)      (0.04)      (0.02)      (0.02)      (0.04)
   Realized and unrealized
       gain (loss) on
      investments, net ..........      1.40          (1.92)      (2.71)      (2.28)       3.17        1.51
                                    -------        -------     -------     -------     -------     -------
         Total from investment
             operations .........      1.36          (1.97)      (2.75)      (2.30)       3.15        1.47
                                    -------        -------     -------     -------     -------     -------

Net asset value, end of period ..   $  8.62        $  7.26     $  9.23     $ 11.98     $ 14.28     $ 11.13
                                    -------        -------     -------     -------     -------     -------

2.  TOTAL RETURN (1) ............     18.73%        (21.34%)    (22.95%)    (16.11%)     28.30%      15.22%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s)   $32,317        $22,055     $24,820     $28,523     $22,068     $12,372

Ratio to average net assets:

    Net expenses, excluding
        custody credits .........      1.50%(2)       1.52%       1.53%       1.56%       1.58%       1.62%

    Net investment loss .........      (.94%)(2)      (.78%)      (.48%)      (.14%)      (.29%)      (.61%)

Portfolio turnover rate .........     54.60%        105.86%      54.71%      83.97%      76.40%      96.72%

Net expenses ....................      1.49%(2)       1.50%       1.50%       1.50%       1.50%       1.49%

Net expenses, excluding
    custody credits and
    expenses assumed by
    Adviser .....................      3.22%(2)       2.69%       2.45%       2.40%       3.80%       2.00%

(1) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges

(2)  Annualized

                                                            Financial Highlights
                                                                   June 30, 2003


PAX WORLD HIGH YIELD FUND, INC.


1. Selected Data for a share outstanding throughout each period

                                        Period
                                         Ended
                                        June 30,              Year Ended December 31
                                         2003
                                      (Unaudited)      2002       2001         2000       1999*
                                      -----------    -------     -------     -------     ------
Net asset value, beginning of period   $  7.89       $  8.50     $  8.74     $  9.67     $10.00
                                       -------       -------     -------     -------     ------
Income (loss) from investment
    operations
      Investment income, net .......      0.27          0.56        0.75        0.88       0.09
      Realized and unrealized gain
         (loss) on investments, net       0.56         (0.61)      (0.24)      (0.93)     (0.33)
                                       -------       -------     -------     -------     ------
            Total from investment
                operations .........      0.83         (0.05)       0.51       (0.05)     (0.24)
                                       -------       -------     -------     -------     ------
   Less Distributions
      Dividends from investment
         income, net ...............      0.27          0.56        0.75        0.88       0.09
                                       -------       -------     -------     -------     ------
            Total distributions ....      0.27          0.56        0.75        0.88       0.09
                                       -------       -------     -------     -------     ------
   Net asset value, end of period ..   $  8.45       $  7.89     $  8.50     $  8.74     $ 9.67
                                       -------       -------     -------     -------     ------

2. TOTAL RETURN (1) ................     10.73%         (.51%)      5.82%       (.58%)    (2.46%)

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s) ..   $54,224       $31,219     $16,259     $10,340     $2,914

Ratio to average net assets:

   Net expenses, excluding
       custody credits .............      1.44%(2)      1.48%       1.57%        .92%      2.01%(2)

   Net investment income ...........      6.78%(2)      6.96%       8.42%       9.80%      6.40%(2)

Portfolio turnover rate ............     69.49%       101.70%     194.33%     119.90%      7.10%

Net expenses .......................      1.43%(2)      1.46%       1.50%        .85%      1.50%(2)

Net expenses, excluding custody
   credits and expenses assumed
   by Adviser ......................      2.15%(2)      2.32%       3.18%       4.30%      2.01%(2)

*Commencement of investment operations was October 8, 1999

(1) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges

(2)  Annualized

                                       Notes to Financial Statements (Unaudited)
                                                                   June 30, 2003


PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act").

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of Pax World Management Corp., the Fund's Adviser (the "Adviser"), of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

                                                                   June 30, 2003


management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the "NOCP"). Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to June 30, 2003 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters. Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

EXPENSES

Expenses of the Funds, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

                                                                   June 30, 2003


DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The High Yield Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Balanced and Growth Funds intend to declare and distribute dividends from net investment income, if any, semi-annually.

The Funds will distribute net realized capital gains, if any, annually.

FEDERAL INCOME TAXES

The Funds have qualified and intend to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

REPURCHASE AGREEMENTS

The Growth and High Yield Funds may enter into repurchase agreements. The repurchase date of any agreement is usually within a day or two of the original purchase, although it may extend over a longer period of time. Any outstanding repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Growth and High Yield Funds will suffer a loss.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest

                                                                   June 30, 2003


income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such translations.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.


NOTE B - INVESTMENT ADVISORY FEE AND TRANSACTIONS  WITH AFFILIATES AND OTHER
         PARTIES

Each Fund has entered into an Investment Advisory Agreement (the "Agreements") with Pax World Management Corp. (the "Adviser"). Pursuant to the Agreements, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Boards of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

As compensation for services rendered, each Fund pays the Adviser a fee accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each of the Funds to be necessary or desirable and proper for the continuous operations of those Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net asset value of each of such Fund per annum. Such expenses

                                                                   June 30, 2003


include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent accountants;
(v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statement and prospectuses to shareholders. For the period ended June 30, 2003, the expense reimbursements and voluntary fee waivers for each of the Funds were as follows:

                      Total Expenses
Fund                Assumed by Adviser
----                ------------------
Balanced                 $179,030
Growth                    216,131
High Yield                149,326

Each Fund maintains a distribution expense plan or plans (individually, a "Plan"; collectively, the "Plans") pursuant to Rule 12b-1 under the Act pursuant to which such Fund incurs the expenses of distributing its shares. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25% of 1%) up to thirty-five hundredths of one percent (.35%) per annum of its average daily net assets. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time. For the period ended June 30, 2003, the Adviser was required to assume expenses for each of the Funds under the Plan as follows:

Fund                    Amount
----                    ------
Balanced              $129,828
Growth                       0
High Yield                   0

                                                                   June 30, 2003


All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc. The advisory fee was waived as followed:

Fund                  Amount of Waiver
----                  ----------------
Balanced                  $49,202
Growth                      1,257
High Yield                  1,908

Several individuals who are officers and/or Directors of the Funds are also employees of the Adviser. The Balanced Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund. The Growth and High Yield Funds currently pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Board of Directors of such Funds. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay $500 to each member of their Audit Committees for attendance at each meeting of their Audit Committees.

The aggregate remuneration paid by each Fund during the six months ended June 30, 2003 to: (i) all directors and all members of any advisory board for regular compensation; (ii) each director and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or director of the Fund is an affiliated person is as follows: Balanced Fund, $39,000; Growth Fund, $18,700; and High Yield Fund, $11,200.

During the period ended June 30, 2003, the Funds incurred legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the Funds. Mr. Lee Unterman, Secretary of all three Funds, is a partner with Kurzman Karelsen & Frank, LLP, which was paid the following:


Fund               Legal Fees & Expenses
----               ---------------------
Balanced                 $187,462
Growth                     34,500
High Yield                 41,879

                                                                   June 30, 2003


Substantially all of the Adviser's capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven hundredths percent (25.07%) ownership interest in H.G. Wellington. Thomas W. Grant, the President of the Adviser and H.G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions paid to H.G. Wellington during the period ended June 30, 2003 are as follows:

                                    % of Total
 Fund                 Amount        Commissions
 ----                 ------        -----------
Balanced             $141,468          26.2%
Growth                18,285           37.4%
High Yield             1,239            0.5%


NOTE C - INVESTMENTS AND TAX INFORMATION

INVESTMENTS

Purchases and proceeds from sales of investments for the three Funds for the period ended June 30, 2003 are as follows:

                          Purchases                       Proceeds
                -----------------------------    ----------------------------
                                     U.S.                            U.S.
                                  Government                      Government
 Fund           Investments*     Agency Bonds    Investments*    Agency Bonds
 ----           ------------     ------------    ------------    ------------
Balanced        $187,001,631     $120,430,930    $215,111,935    $120,000,000
Growth            16,690,303                0      12,547,123               0
High Yield        45,151,064                0      26,298,513               0

*excluding short-term investments and U.S. Government agency bonds

A controlled affiliate is a company in which a fund has ownership of at least 25% of the voting securities. During the six month period ended June 30, 2003, the Balanced Fund held the following security:

Controlled Affiliate:       Pax World Money Market Fund, Inc.
Value at 12/31/02:          $120,776,041
PURCHASED
     Cost:                  $338,903,339
SOLD
     Cost:                  $389,839,906
Value at 6/30/03:           $ 69,839,474
Realized Gain/Loss:                   --

                                                                   June 30, 2003


TAX INFORMATION

For Federal income tax purposes, the identified cost of investments owned at June 30, 2003 as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2003 were as follows for the three Funds:

                                                                      Net
                   Identified         Gross          Gross        unrealized
                     cost of       unrealized     unrealized     appreciation
Fund               investments    appreciation   depreciation   (depreciation)
----               -----------    ------------   ------------   --------------

Balanced          $997,882,934    $163,500,023   $40,604,945     $122,895,078
Growth              27,202,884       5,406,998       136,893        5,270,105
High Yield          47,076,420       1,916,100       188,283        1,727,817


At December 31, 2002, the Funds had the following capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes, expiring December 31:

Fund                    2009            2010           Total
----                    ----            ----           -----

Balanced                    $0      $20,842,493    $20,842,493
Growth               5,398,848        6,622,353     12,021,201
High Yield             269,531        2,487,458      2,756,989


NOTE D - EXPENSE OFFSET ARRANGEMENTS

The custodian fees are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the three Funds for the period ended June 30, 2003, reported as "fees paid indirectly" in the Statement of Operations, are as follows:

Fund                  Custody Credits
----                  ---------------
Balanced                   $2,463
Growth                        907
High Yield                    790

                                                                   June 30, 2003


NOTE E - OTHER INFORMATION

On June 12, 2003 at the Annual Meeting of Stockholders of the Pax World High Yield Fund, Inc., the shareholders approved by the required vote an amendment to the Certificate of Incorporation of the Fund thereby (i) increasing the total number of shares of stock of all series and classes which the Fund has authority to issue from 25 million to 50 million, (ii) creating an institutional class of the Common Stock of the Fund, and (iii) permitting the Board of Directors of the Fund to classify or reclassify any unissued shares of capital stock of the Fund from time to time to create one or more other classes or series of capital stock of the Fund by setting or changing in any one or more respect the preferences, conversion, or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

Of the 50 million shares of stock authorized, 25 million shares will be allocated to the existing class of shares, 10 million shares will be allocated to an institutional class of shares, leaving 15 million shares authorized and unallocated to be used at a later date as prescribed above.

On June 12, 2003, the Funds dismissed Pannell Kerr Forster P.C. as the Funds' independent auditors. Pannell Kerr Forster P.C.'s reports on the Funds' financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During this same period, there were no disagreements with Pannell Kerr Forster P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pannell Kerr Forster P.C. would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and there were no "reportable events" of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On June 12, 2003, the Funds engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Funds' statements for the fiscal year ending December 31, 2003.

During the Funds' fiscal years ended December 31, 2001 and December 31, 2002, neither the Funds nor anyone on their behalf has consulted E&Y on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304.

                          ACCOUNT OPTIONS AND SERVICES*


At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

TYPES OF ACCOUNTS

REGULAR ACCOUNTS: Individual, business and trust accounts are available for all Pax World Funds.

TRADITIONAL IRA: Certain individuals can make tax-deductible contributions to this account. Taxes are paid only when funds are withdrawn, usually in retirement, when investors may be in a lower tax bracket.

ROTH IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses of up to 100 employees.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

EDUCATION SAVINGS ACCOUNT & UNIFORM GIFT TO MINORS ACCOUNT (UGMA): These plans provide excellent ways to save for a child's education.

403(B)(7) PENSION PLAN: This plan is available to persons employed by non-profit organizations.

SERVICES

AUTOMATIC INVESTMENT PLAN: You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

VOLUNTARY WITHDRAWAL PLAN: This plan makes it possible for investors to receive a monthly check from their Pax account. This plan requires a minimum investment of $10,000.

ONLINE ACCOUNT ACCESS: Utilizing a unique ID number and PIN, you can access your Pax World account(s) online to review your account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

WWW.PAXWORLD.COM: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

* This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus, which contains more complete information incuding fees and expenses, and should be read carefully before investing. Please request a prospectus by calling (800) 767-1729, via e-mail at info@paxworld.com, or by visiting our web site at www.paxworld.com. All mutual fund investments involve risk, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Distributor: H.G. Wellington & Co., Inc., Member NASD/SIPC, August 2003

PAX WORLD
ETHICAL INVESTING



PAX World
222 State Street
Portsmouth, NH 03801
[Graphic Omitted]  800-767-1729

web www.paxworld.com
email info@paxworld.com


For general fund information:
[Graphic Omitted]  800-767-1729


For shareholder account information:
[Graphic Omitted]  800-372-7827


For broker services:
[Graphic Omitted]  800-635-1404


Address all account inquiries to:
PAX World
P.O. Box 9824
Providence, RI 02940-8024




Printed in USA on recycled paper

Item 2.    Code of Ethics.

           Not required at this time.


Item 3.    Audit Committee Financial Expert.

           Not required at this time.


Item 4.    Principal Accountant Fees and Services.

           Not required at this time.


Items 5-6. [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

           Not applicable.


Item 8.    [Reserved]


Item 9.    Controls and Procedures.

         (i) It is the conclusion of the registrant's principal executive officer and principal financial officer (or persons performing similar functions) based upon an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) (the "Disclosure Controls") as of a date within 90 days of the filing date of this report on Form N-CSR, that such Disclosure Controls are effectively designed to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR has been recorded, processed, summarized and reported by the filing date and that the information required to be disclosed by the registrant in this report on Form N-CSR has been accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer (or persons performing similar functions), to allow timely decisions regarding required disclosure.

         (ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these Disclosure Controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

         (a) Not required at this time.

         (b) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act 0f 1940, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Pax World Balanced Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Thomas W. Grant
                          ------------------------------------------------------
                              Thomas W. Grant, President

Date  September 8, 2003
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         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Janet L. Spates
                          ------------------------------------------------------
                              Janet L. Spates, Co-Treasurer

Date  September 8, 2003
    ----------------------------------------------------------------------------

By (Signature and Title)*
                          ------------------------------------------------------

Date
    ----------------------------------------------------------------------------




*Print the name and title of each signing officer under his or her signature.